SUPPLEMENT TO THE FIDELITY SMALL CAP STOCK FUND, FIDELITY MID-CAP STOCK FUND AND FIDELITY LARGE CAP STOCK FUND JUNE 20, 1997 PROSPECTUS Effective January 2, 1998, Fidelity Small Cap Stock Fund changed its name to Fidelity Small Cap Selector.
   The following information replaces the similar information found in "Key Facts" on page 3:
   SMALL CAP SELECTOR
       GOAL:    Capital appreciation (increase in the value of the
fund's shares).
       STRATEGY:    Invests mainly in equity securities of companies
with small market capitalizations that the manager determines, through both fundamental and quantitative analysis, to be undervalued compared to others in their industries.
       SIZE:    As of April 30, 1997, the fund had over $450 million
in assets.
   Effective April 1, 1998, the following information replaces the biographical information for Thomas Sprague found in the "Charter" section on page 14:
   Karen Firestone is manager of Large Cap Stock, which she has managed since April 1998. She also manages other Fidelity funds. Since joining Fidelity in 1983, Ms. Firestone has worked as an analyst and manager.
The following information replaces the similar information found in the "Expenses" section on page 5:
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. Lower sales charges may be available for accounts over $250,000. See "Transaction Details," page 31 for an explanation of how and when these charges apply.
Maximum sales charge on purchases
(as a % of offering price)
for Small Cap Selector 3.00%
for Mid-Cap Stock None
for Large Cap Stock None
Maximum sales charge on reinvested
distributions None
Deferred sales charge on redemptions None
Exchange fee None
Redemption fee (as a % of amount redeemed on shares redeemed before November 15, 1997 and held less than 90 days) for Small Cap Selector only 0.75%
Redemption fee (as a % of amount redeemed on shares redeemed on or after November 15, 1997 and held less than 90 days) for Small Cap Selector only 1.50%
Annual account maintenance fee
(for accounts under $2,500) $12.00
Effective January 2, 1998, the following information replaces the similar information found in "Investment Principles and Risks" on page 15:
SMALL CAP SELECTOR seeks capital appreciation by investing primarily in equity securities of companies with small market capitalizations. FMR normally invests at least 65% of the fund's total assets in these securities. The fund has the flexibility, however, to invest the balance in other market capitalizations and security types.
Small market capitalization companies are those whose market capitalization is similar to the market capitalization of companies in the Russell 2000 at the time of the fund's investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered small-capitalized for purposes of the 65% policy. As of October 31, 1997, the Russell 2000 included companies with capitalizations between $22.9 million and $2.5 billion.
The following information supplements the "Management Fee" section beginning on page 20:
The total management fee rate for the fiscal year ended April 30, 1997 was 0.55% for Small Cap Selector, 0.70% for Mid-Cap Stock and 0.53% for Large Cap Stock.
The Board of Trustees of Fidelity Small Cap Selector has authorized an increase in the redemption fee (payable to the fund) from 0.75% to 1.50% of the amount redeemed on shares of Small Cap Selector redeemed on or after November 15, 1997 and held less than 90 days.
The following information replaces the similar information found in "Other Expenses" on page 21:
Mid-Cap Stock and Large Cap Stock have each adopted a DISTRIBUTION AND SERVICE PLAN. Each plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for the fund's shares. Currently, the Board of Trustees of each fund has authorized such payments.
The following information replaces the similar information found in the chart on page 27:
If you sell shares of Small Cap Selector before November 15, 1997 after holding them less than 90 days, the fund will deduct a redemption fee equal to 0.75% of the value of those shares.
If you sell shares of Small Cap Selector on or after November 15, 1997 after holding them less than 90 days, the fund will deduct a redemption fee equal to 1.50% of the value of those shares.
The following information supplements the information found in "Shareholder and Account Policies" on page 33:
A REDEMPTION FEE if applicable, of 0.75% for shares redeemed before November 15, 1997 and held less than 90 days or 1.50% for shares redeemed on or after November 15, 1997 and held less than 90 days for Small Cap Selector, will be deducted from the amount of your redemption. This fee is paid to the fund rather than FMR, and it does not apply to shares that were acquired through reinvestment of distributions. If you bought shares on different days the shares you held longest will be redeemed first for purposes of determining whether the fee applies.